Exhibit 10.4

Form of Comodato

In the city of Montevideo as of (date): ________________________

ONE PARTY:

_______________________, at address ________________, herein represented by _____________, Identification Card ___________________, Uruguayan, acting as agent;

AND BY THE OTHER PARTY:

___________________, at address ____________________, herein represented by ____________________, Identification Card _______________, Uruguayan, acting as agent.

WHO AGREE TO TERMINATE THIS AGREEMENT UNDER COMMODATUM IN ACCORDANCE WITH ARTS. 2216 AND FOLLOWING OF THE CIVIL CODE;

First. The first party designated hereinafter called the lender, loans to the second party, hereinafter called the borrower, who takes on the same terms, the following: [Description of Properties].

Second. This commodatum extends its effects to ____________, 20___, on which the borrower must return the good. The aforementioned commodatum be extended automatically for periods of 12 months, and once the agreed period is terminated and when one party wants to terminate the contract shall notify the other at the expiration of the agreed period or any extension. However, the lender reserves the right to demand the return of the above at any time, being this commodatum precarious in accordance with the provisions of art. 2237 of Civil Code.

Third. The borrower undertakes to pay all obligations in accordance with arts. 2220 and following of the Civil Code, being responsible for the inputs that the property holds.

Fourth. The parties specifically state that the property must be returned in its current condition that the borrower knows and accepts and in case improvements or reparations of any kind were made, will be at the sole benefit of the lender.

Fifth. The parties declare address for legal purposes for this contract, those previously mentioned.

Sixth. The parties agree that who breaches contract will fall without any notification.

Seventh. For the record, once read the parties so issue and sign in two identical copies in the place and date mentioned.